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                            SUPPLEMENT TO PROSPECTUS
              FOR THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT A
                                DATED MAY 1, 2004

The following provisions are added to the prospectus effective July 1, 2004:

RIGHT TO EXAMINE THE POLICY
(Applicable to Residents of California Only)

Residents in California age 60 and greater may return the Policy for a refund at any time within 30 days after receiving it. The Policy can be mailed or delivered to the Company's agent who sold it or to the Service Office. If you cancel the Policy during this 30 day period and your premiums were allocated to a Fixed Account or the Money-Market investment option, we will refund you the amount of all premiums paid. If your premiums were allocated to one or more of the Separate Account investment options (other than the Money Market portfolio), we will refund you:

      (a) the difference between payments made and amounts allocated to the Separate Account and the Fixed Account; plus

      (b) the value of the amount allocated to the Separate Account and the Fixed Account as of the date the returned Policy is received by the Company; minus

      (c)   any partial withdrawals made and policy loans taken.

Your premiums will be placed in either (a) the Fixed Account, (b) the Money Market investment option or (c) in one or more of the Separate Account investment options, based upon your instructions. If no instructions are given, your Premiums will be placed in the Fixed Account or the Money Market investment option.

                          SUPPLEMENT DATED JULY 1, 2004




Accum /EPVUL Supp 7/1/2004
Protector Supp 7/1/2004
SPVL Supp 7/1/2004
SVUL03 Supp 7/1/2004